                                                                    EXHIBIT 99.1


                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 27, 2001, (2001-2), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 2001 to December 31, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of January, 2001.


                                       CONSECO FINANCE CORP.


                                       BY: /s/ Keith Anderson
                                           -----------------------------------
                                           Keith Anderson
                                           Senior Vice President and Treasurer

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                 MONTHLY REPORT
                                   December-01
                                               CUSIP NO.#20846QC-L0, M8, N6, P1,
                                                          Q9, R7, S5, T3, U0, V8
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                Total $            Per $1,000
                                                                                                Amount              Original
                                                                                            ---------------     --------------
CLASS A CERTIFICATES
--------------------

(1)    a.   Amount available( including Monthly Servicing Fee)                               13,690,013.76
                                                                                            ---------------
       b.   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
            Deficiency Amount (if any) withdrawn for prior Remittance Date                            0.00
                                                                                            ---------------
       c.   Amount Available after giving effect to withdrawal of Class M-1 Interest
            Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
            Remittance Date                                                                  13,690,013.76
                                                                                            ---------------
       d.   Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                         0.00
                                                                                            ---------------

A.     Interest

(2)    Aggregate  Class A interest
       a.   Class A-1 Remittance Rate                                                             7.72000%
                                                                                            ---------------
       b.   Class A-1 Interest                                                                   73,657.47         1.57556086
                                                                                            ---------------     --------------

       c.   Class A-2 Remittance Rate                                                             7.98000%
                                                                                            ---------------
       d.   Class A-2 Interest                                                                  119,700.00         6.65000000
                                                                                            ---------------     --------------

       e.   Class A-3 Remittance Rate                                                             8.07000%
                                                                                            ---------------
       f.   Class A-3 Interest                                                                  208,475.00         6.72500000
                                                                                            ---------------     --------------

       g.   Class A-4 Remittance Rate                                                             8.48000%
                                                                                            ---------------
       h.   Class A-4 Interest                                                                  233,200.00         7.06666667
                                                                                            ---------------     --------------

       I.   Class A-5 Remittance Rate                                                             8.85000%
                                                                                            ---------------
       j.   Class A-5 Interest                                                                  649,921.88         7.37500006
                                                                                            ---------------     --------------

       k.   Class A-6 Remittance Rate (8.49% unless the                                           8.49000%
            Weighted Average Contract Rate is less than 8.49%)                              ---------------
       l.   Class A-6 Interest                                                                2,369,362.06         5.92340515
                                                                                            ---------------     --------------

(3)    Amount applied to:
       a.   Unpaid Class A Interest Shortfall                                                         0.00
                                                                                            ---------------

(4)    Remaining:
       a.   Unpaid Class A Interest Shortfall                                                         0.00
                                                                                            ---------------

B.     Principal

(5)    Formula Principal Distribution  Amount                                                 9,242,182.79
                                                                                            ---------------
       a.   Scheduled Principal                                                                 935,608.83
                                                                                            ---------------
       b.   Principal Prepayments                                                             5,813,568.02
                                                                                            ---------------
       c.   Liquidated Contracts                                                              1,538,657.25
                                                                                            ---------------
       d.   Repurchases                                                                               0.00
                                                                                            ---------------
       e.   Current Month Advanced Principal                                                  2,073,333.64
                                                                                            ---------------
       f.   Prior Month Advanced Principal                                                   (1,118,984.95)
                                                                                            ---------------
       g.   Additional Principal Distribution ($3,750,000.00 cap)                                     0.00
                                                                                            ---------------

(6)    a.   Pool Scheduled Principal Balance                                                645,909,995.87
                                                                                            ---------------
       b.   Adjusted Pool Principal Balance                                                 643,836,662.23       858.45031778
                                                                                            ---------------     --------------
       c.   Pool Factor                                                                         0.85845032
                                                                                            ---------------
       d.   Net Certificate Principal Balance                                               629,031,627.14
                                                                                            ---------------
       e.   Overcollateralization Amount (not to exceed $15,000,000.00)                      14,805,035.09
                                                                                            ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 2
                                               CUSIP NO.#20846QC-L0, M8, N6, P1,
                                                          Q9, R7, S5, T3, U0, V8
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                Total $            Per $1,000
                                                                                                Amount              Original
                                                                                            ---------------     --------------
(7)    Unpaid Class A Principal Shortfall
       (if any) following prior Remittance Date                                                 262,666.97
                                                                                            ---------------

(8)    Class A Percentage for such Remittance Date                                                 100.00%
                                                                                            ---------------

(9)    Class A Percentage for the following  Remittance Date                                       100.00%
                                                                                            ---------------

(10)   Class A  Principal Distribution:
       a.   Class A-1                                                                         3,273,079.94        70.01240513
                                                                                            ---------------     --------------
       b.   Class A-2                                                                                 0.00         0.00000000
                                                                                            ---------------     --------------
       c.   Class A-3                                                                                 0.00         0.00000000
                                                                                            ---------------     --------------
       d.   Class A-4                                                                                 0.00         0.00000000
                                                                                            ---------------     --------------
       e.   Class A-5                                                                                 0.00         0.00000000
                                                                                            ---------------     --------------
       f.   Class A-6                                                                         6,036,804.91        15.09201228
                                                                                            ---------------     --------------

(11)   a.   Class A-1 Principal Balance                                                       8,176,267.75       174.89342781
                                                                                            ---------------     --------------
       b.   Class A-1 Pool Factor                                                               0.17489343
                                                                                            ---------------

       c.   Class A-2 Principal Balance                                                      18,000,000.00      1000.00000000
                                                                                            ---------------     --------------
       d.   Class A-2 Pool Factor                                                               1.00000000
                                                                                            ---------------

       e.   Class A-3 Principal Balance                                                      31,000,000.00      1000.00000000
                                                                                            ---------------     --------------
       f.   Class A-3 Pool Factor                                                               1.00000000
                                                                                            ---------------

       g.   Class A-4 Principal Balance                                                      33,000,000.00      1000.00000000
                                                                                            ---------------     --------------
       h.   Class A-4 Pool Factor                                                               1.00000000
                                                                                            ---------------

       I.   Class A-5 Principal Balance                                                      88,125,000.00      1000.00000000
                                                                                            ---------------     --------------
       j.   Class A-5 Pool Factor                                                               1.00000000
                                                                                            ---------------

       k.   Class A-6 Principal Balance                                                     328,855,359.39       822.13839848
                                                                                            ---------------     --------------
       l.   Class A-6 Pool Factor                                                               0.82213840
                                                                                            ---------------

(12)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance Date                                               194,964.91
                                                                                            ---------------

C. Aggregate Scheduled Balances and Number of Delinquent Contracts as of Determination Date

(13)   31-59 days                                                                             9,753,677.63                290
                                                                                            ---------------     --------------
(14)   60 days or more                                                                       23,214,018.29                584
                                                                                            ---------------     --------------
(15)   Current Month Repossessions                                                            2,389,600.81                 51
                                                                                            ---------------     --------------
(16)   Repossession Inventory                                                                22,289,637.70                454
                                                                                            ---------------     --------------
(17)   Weighted Average Contract Rate                                                            11.53043%
                                                                                            ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 3
                                               CUSIP NO.#20846QC-L0, M8, N6, P1,
                                                          Q9, R7, S5, T3, U0, V8
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE: 1/2/2002

D.     Class M-1, M-2,  Distribution Test and Class B Distribution test
       (applicable on and after the Remittance Date occurring in July 2004.)

(1)    Average Sixty - Day Delinquency Ratio Test
       a.   Sixty - Day Delinquency Ratio for current Remittance Date                               7.04%
                                                                                            --------------
       b.   Average Sixty - Day Delinquency Ratio (arithmetic average
            of ratios for this month and two preceding months;
            may not exceed 5.0%)                                                                    6.79%
                                                                                            --------------

(2)    Cumulative Realized Losses Test
       a.   Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
            5.5% from July 1, 2004 to June 30, 2005, 7.0% from July 1, 2005 to
            June 30, 2006; 9.0% from July 1, 2006 to June 30, 2007 and 10.5%
            thereafter)                                                                             1.28%
                                                                                            --------------
(3)    Current Realized Losses Test
       a.   Current Realized Losses for current Remittance Date                                860,794.32
                                                                                            --------------
       b.   Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance
            and for current Remittance Date; may not exceed 2.75%)                                  1.85%
                                                                                            --------------
(4)    Class M-1 & M-2 Principal Balance Tests
       a.   The sum of Class M-1, M-2 Principal Balance and Class B Principal
            Balance plus O/C (before distributions on current Remittance Date)
            divided by Pool Scheduled Principal Balance as of preceding
            Remittance Date (must equal or exceed 27.375%)                                         20.92%
                                                                                            --------------
       b.   The sum of Class M-2 Principal Balance and Class B Principal Balance
            plus O/C (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date
            (must equal or exceed 20.25%)                                                          15.46%
                                                                                            --------------
(5)    Class B Principal Balance Test
       a.   Class B Principal Balance (before any distributions on current
            Remittance Date) as of such Remittance date greater than $15,000,000.00         48,750,000.00
                                                                                            --------------
       b.   Class B Principal Balance plus O/C (before any distributions on current
            Remittance Date) divided by pool Scheduled Principal Balance
            as of preceding Remittance Date is equal to or greater than 12.75%.                     9.72%
                                                                                            --------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 4
                                               CUSIP NO.#20846QC-L0, M8, N6, P1,
                                                          Q9, R7, S5, T3, U0, V8
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                Total $            Per $1,000
                                                                                                Amount              Original
                                                                                            ---------------     --------------
CLASS M-1 CERTIFICATES
----------------------

A.     Interest

(1)    Aggregate  interest
       a.   Class M-1 Remittance Rate 9.08%, unless
            Weighted Average Contract Rate is below 9.08%)                                        9.08000%
                                                                                            ---------------
       b.   Class M-1 Interest                                                                  269,562.50         7.56666667
                                                                                            ---------------     --------------
       c.   Interest on Class M-1 Adjusted Principal Balance                                    269,562.50
                                                                                            ---------------
(2)    Amount applied to Class M-1 Interest Deficiency Amount                                         0.00
                                                                                            ---------------
(3)    Remaining unpaid Class M-1 Interest Deficiency Amount                                          0.00
                                                                                            ---------------
(4)    Amount applied to:
       a.   Unpaid Class M-1 Interest Shortfall                                                       0.00
                                                                                            ---------------
(5)    Remaining:
       a.   Unpaid Class M-1 Interest Shortfall                                                       0.00
                                                                                            ---------------

B.     Principal
(6)    a.   Class M-1 Principal Balance                                                      35,625,000.00      1000.00000000
                                                                                            ---------------     --------------
       b.   Class M-1 Pool Factor                                                               1.00000000
                                                                                            ---------------
       c.   Class M-1 Adjusted Principal Balance                                             35,625,000.00
                                                                                            ---------------
       d.   Class M-1 Adjusted Pool Factor                                                      1.00000000
                                                                                            ---------------
(7)    Class M-1 Percentage for such Remittance Date                                                 0.00%
                                                                                            ---------------
(8)    Class M-1  Principal Distribution:
       a.   Class M-1 (current)                                                                       0.00         0.00000000
                                                                                            ---------------     --------------
       b.   Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                                  0.00
                                                                                            ---------------
(9)    Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                                                     0.00
                                                                                            ---------------
(10)   Class M-1 Percentage for the following Remittance Date                                        0.00%
                                                                                            ---------------
(11)   Class M-1 Liquidation Loss Interest
       a.   Class M-1 Liquidation Loss Amount                                                         0.00
                                                                                            ---------------
       b.   Amount applied to Class M-1 Liquidation Loss Interest Amount                              0.00
                                                                                            ---------------
       c.   Remaining Class M-1 Liquidation Loss Interest Amount                                      0.00
                                                                                            ---------------
       d.   Amount applied to Unpaid Class M-1 Loss Interest Shortfall                                0.00
                                                                                            ---------------
       e.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfalls                           0.00
                                                                                            ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 5
                                               CUSIP NO.#20846QC-L0, M8, N6, P1,
                                                          Q9, R7, S5, T3, U0, V8
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                Total $            Per $1,000
                                                                                                Amount              Original
                                                                                            ---------------     --------------
CLASS M-2 CERTIFICATES
----------------------

A.     Interest

(1)    Aggregate  interest
       a.   Class M-2 Remittance Rate 10.32%, unless
            Weighted Average Contract Rate is below 10.32%)                                      10.32000%
                                                                                            ---------------
       b.   Class M-2 Interest                                                                  322,500.00         8.60000000
                                                                                            ---------------     --------------
       c.   Interest on Class M-2 Adjusted Principal Balance                                    322,500.00
                                                                                            ---------------
(2)    Amount applied to Class M-2 Interest Deficiency Amount                                         0.00
                                                                                            ---------------
(3)    Remaining unpaid Class M-2 Interest Deficiency Amount                                          0.00
                                                                                            ---------------
(4)    Amount applied to:
       a.   Unpaid Class M-2 Interest Shortfall                                                       0.00
                                                                                            ---------------
(5)    Remaining:
       a.   Unpaid Class M-2 Interest Shortfall                                                       0.00
                                                                                            ---------------

B.     Principal
(6)    a.   Class M-2 Principal Balance                                                      37,500,000.00      1000.00000000
                                                                                            ---------------     --------------
       b.   Class M-2 Pool Factor                                                               1.00000000
                                                                                            ---------------
       c.   Class M-2 Adjusted Principal Balance                                             37,500,000.00
                                                                                            ---------------
       d.   Class M-2 Adjusted Pool Factor                                                      1.00000000
                                                                                            ---------------
(7)    Class M-2 Percentage for such Remittance Date                                                 0.00%
                                                                                            ---------------
(8)    Class M-2  Principal Distribution:
       a.   Class M-2 (current)                                                                       0.00         0.00000000
                                                                                            ---------------     --------------
       b.   Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                                  0.00
                                                                                            ---------------
(9)    Unpaid Class M-2 Principal Shortfall
       (if any) following current Remittance Date                                                     0.00
                                                                                            ---------------
(10)   Class M-2 Percentage for the following Remittance Date                                        0.00%
                                                                                            ---------------
(11)   Class M-2 Liquidation Loss Interest
       a.   Class M-2 Liquidation Loss Amount                                                         0.00
                                                                                            ---------------
       b.   Amount applied to Class M-2 Liquidation Loss Interest Amount                              0.00
                                                                                            ---------------
       c.   Remaining Class M-2 Liquidation Loss Interest Amount                                      0.00
                                                                                            ---------------
       d.   Amount applied to Unpaid Class M-2 Loss Interest Shortfall                                0.00
                                                                                            ---------------
       e.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfalls                           0.00
                                                                                            ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 6
                                               CUSIP NO.#20846QC-L0, M8, N6, P1,
                                                          Q9, R7, S5, T3, U0, V8
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                Total $            Per $1,000
                                                                                                Amount              Original
                                                                                            ---------------     --------------
CLASS B-1 CERTIFICATES
----------------------

(1)    a.   Class B-1 Remittance Rate  (10.70% unless Weighted Average
            Contract Rate is below 10.70%)                                                       10.70000%
                                                                                            ---------------
       b.   Aggregate Class B-1 Interest                                                        133,750.00         8.91666667
                                                                                            ---------------     --------------
       c.   Interest on Class B-1 Adjusted Principal Balance                                    133,750.00
                                                                                            ---------------
(2)    Amount applied to Unpaid Class B-1 Interest Shortfall                                          0.00
                                                                                            ---------------
(3)    Remaining Unpaid Class B-1 Interest Shortfall                                                  0.00
                                                                                            ---------------
(4)    Amount applied to Class B-1 Interest Deficiency Amount                                         0.00
                                                                                            ---------------
(5)    Remaining Unpaid Class B-1 Interest Deficienty Amount                                          0.00
                                                                                            ---------------
(6)    Unpaid Class B-1 Principal Shortfall
       (if any) following prior Remittance Date                                                       0.00
                                                                                            ---------------
(7)    Class B Percentage for such Remittance Date                                                   0.00%
                                                                                            ---------------
(8)    Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                           0.00         0.00000000
                                                                                            ---------------     --------------
(9)    a.   Class B-1 Principal Shortfall                                                             0.00
                                                                                            ---------------
       b.   Unpaid Class B-1 Principal Shortfall                                                      0.00
                                                                                            ---------------
(10)   Class B Principal Balance                                                             48,750,000.00
                                                                                            ---------------
(11)   a.   Class B-1 Principal Balance                                                      15,000,000.00
                                                                                            ---------------
       b.   Class B-1 Pool Factor                                                               1.00000000
                                                                                            ---------------
       c.   Class B-1 Adjusted Principal Balance                                             15,000,000.00
                                                                                            ---------------
       d.   Class B-1 Adjusted Pool Factor                                                      1.00000000
                                                                                            ---------------
(12)   Class B-1 Liquidation Loss Interest
       a.   Class B-1 Liquidation Loss Amount                                                         0.00
                                                                                            ---------------
       b.   Amount Applied to Class B-1 Liquidation Loss Interest Amount                              0.00
                                                                                            ---------------
       c.   Remaining Class B-1 Liquidation Loss Interest Amount                                      0.00
                                                                                            ---------------
       d.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                    0.00
                                                                                            ---------------
       e.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                            0.00
                                                                                            ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 7
                                               CUSIP NO.#20846QC-L0, M8, N6, P1,
                                                          Q9, R7, S5, T3, U0, V8
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                Total $            Per $1,000
                                                                                                Amount              Original
                                                                                            ---------------     --------------
CLASS B-2 CERTIFICATES
----------------------

(1)    a.   Class B-2 Remittance Rate ( 10.70% unless Weighted Average
            Contract Rate is less than 10.70%)                                                   10.70000%
                                                                                            ---------------
       b.   Aggregate Class B-2 Interest                                                              0.00         0.00000000
                                                                                            ---------------     --------------
(2)    Amount applied to Unpaid Class B-2 Interest Shortfall                                          0.00
                                                                                            ---------------
(3)    Remaining Unpaid Class B-2 Interest Shortfall                                            875,665.81
                                                                                            ---------------
(4)    Unpaid Class B-2 Principal Shortfall
       (if any) following prior Remittance Date                                                       0.00
                                                                                            ---------------
(5)    Class B-2 Principal Liquidation Loss Amount                                                    0.00
                                                                                            ---------------
(6)    Class B-2 Principal (zero until Class B-1 paid down; thereafter,
       Class B Percentage of formula Principal Distribution Amount)                                   0.00         0.00000000
                                                                                            ---------------     --------------
(7)    Guarantee Payment                                                                              0.00
                                                                                            ---------------
(8)    a.   Class B-2 Principal Balance                                                      33,750,000.00
                                                                                            ---------------
       b.   Class B-2 Pool Factor                                                               1.00000000
                                                                                            ---------------

CLASS B-3I CERTIFICATES
-----------------------

(1)    Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree Financial
       Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution Amount, Class M-1 Distribution
       Amount, Class B-1 Distribution Amount and Class B-2 Distribution Amount,
       if the Company or Green Tree Financial Servicing Corp. is the Servicer)                        0.00
                                                                                            ---------------
(2)    Class B-3I Distribution Amount                                                                 0.00
                                                                                            ---------------
(3)    Class B-3I Formula Distribution Amount (all Excess                                    16,477,704.46
       Interest plus Unpaid Class B-3I Shortfall)                                           ---------------

(4)    Class B-3I Shortfall                                                                   1,507,614.03
                                                                                            ---------------
(5)    Unpaid Class B-3I Shortfall                                                           16,477,704.46
                                                                                            ---------------
(6)    Class M-1 Interest Deficiency on such Remittance Date                                          0.00
                                                                                            ---------------
(7)    Class B-1 Interest Deficiency on such Remittance Date                                          0.00
                                                                                            ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.